UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08349

Name of Fund: MuniHoldings Florida Insured Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, MuniHoldings Florida Insured Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/05

Date of reporting period: 09/01/04 - 02/28/05

Item 1 - Report to Stockholders

                                                MuniHoldings
                                                Florida Insured Fund

                                                Semi-Annual Report
                                                February 28, 2005

MuniHoldings Florida Insured Fund

The Benefits and Risks of Leveraging

MuniHoldings Florida Insured Fund utilizes leverage to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares, is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short- term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of February 28, 2005, the percentage of the Fund's total net assets invested in inverse floaters was 6.17%, before the deduction of Preferred Shares.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


2          MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 28, 2005

A Letter From the President

Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.

Total Returns as of February 28, 2005                              6-month      12-month
========================================================================================
U.S. equities (Standard & Poor's 500 Index)                        + 9.99%       + 6.98%
----------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)    +21.18        +18.68
----------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                + 1.26        + 2.43
----------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)     + 2.40        + 2.96
----------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)     + 7.53        +11.21
----------------------------------------------------------------------------------------

The U.S. economy has continued to show resilience in the face of the Federal Reserve Board's (the Fed) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program recently brought the federal funds rate to 2.75% en route to a more "neutral" short-term interest rate target (relative to inflation). Since the U.S. presidential election, progress has been monitored on many fronts in Washington, although concerns remain about the structural problems of debt and deficits, as reflected by a significant decline in the U.S. dollar.

U.S. equities ended 2004 in a strong rally, but remained in a fairly narrow trading range for the first two months of 2005. Divergences were notable among sectors, with energy emerging as a clear leader. On the positive side, corporations have accelerated their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown. International equities, particularly in Asia, have benefited from higher economic growth rates (China recorded growth of 9.3% in 2004), stronger currencies and relatively reasonable valuations.

The major action in the bond market has been a flattening of the yield curve. As short-term interest rates continued to rise, yields on the long end of the curve remained relatively stable -- even declining at certain points since the Fed's monetary tightening program began in June 2004. This phenomenon has been largely attributed to continued foreign interest in U.S. bonds, which has served to absorb much of the excess supply. By period-end, many believed long-term yields were long overdue for a rise.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Robert C. Doll, Jr.

                                                Robert C. Doll, Jr.
                                                President and Trustee


           MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 28, 2005           3

A Discussion With Your Fund's Portfolio Manager

      We continued in our efforts to preserve the Fund's net asset value while focusing on providing an above-average yield for our shareholders.

Discuss the recent market environment relative to municipal bonds.

Despite broadly positive economic conditions, long-term bond yields declined during the past six months as bond prices, which move opposite yields, generally rose. Gross domestic product (GDP) grew at a rate of 4.4% in 2004, well ahead of 2003's annual rate of 3%. The improving economic activity was largely offset by inflationary trends remaining in the 1.5% - 2% range. Also helping to boost bond prices was strong currency-related demand for long-term U.S. Treasury issues on the part of many foreign governments.

Over the past six months, long-term U.S. Treasury bond yields declined 21 basis points (.21%) to 4.72% at February 28, 2005. At the same time, the Federal Reserve Board (the Fed) continued to raise short-term interest rates, moving its federal funds target rate recently to 2.75%. The Fed's series of interest rate hikes, and the expectation for a continuation of the monetary tightening program, pressured shorter-maturity bond yields higher throughout the period. The yield on the 10-year Treasury note increased 26 basis points to 4.36% at period-end.

In the municipal bond market, the yield on A-rated revenue bonds maturing in 30 years declined 16 basis points to 4.93% at the end of February, according to the Bond Buyer Revenue Bond Index. AAA-rated issues maturing in 30 years, as reported by Municipal Market Data, declined 19 basis points to 4.51%. Conversely, shorter-maturity municipal bond yields increased. Yields on AAA-rated tax-exempt bonds maturing in 10 years increased 15 basis points to 3.65% at period-end.

Investor demand for municipal bonds was solid throughout the period and increased in the latter months. The most current statistics from the Investment Company Institute indicate that long-term municipal bond funds saw net new cash flows of $870 million in January 2005, a sharp contrast to the $224 million in net cash outflows in January 2004.

Describe conditions in the State of Florida.

Ratings agency Moody's recently increased the state's credit rating from AA2 to AA1, and Standard & Poor's increased its rating from AA+ to AAA. At period-end, Fitch maintained a rating of AA. The favorable ratings are based on solid economic and financial performance, in addition to moderate debt and a proactive government that responds to economic downturns faster than other states.

This past year's hurricane season had little impact on the state's finances. Florida's continued economic strength is bolstered by robust population growth, which is attributed to its attractive physical environment and favorable business climate. Although the growth in population has put a strain on services such as education, transportation and healthcare, it also has allowed the state to recover more quickly from sub par economic trends.

Currently, the state's revenues are higher than budgeted and expenditures remain under control due to prudent fiscal oversight. The fiscal year 2005 budget was brought into balance through tight expenditure controls, including outsourcing work and requiring local governments to pick up costs historically incurred by the state. To pay for these additional expenses, municipalities imposed increases to property taxes and/or local sales taxes through voter initiatives. Given the government's concerns over the high healthcare costs facing the state -- roughly $15 billion or 26% in the upcoming budget -- Governor Jeb Bush has proposed a partially private health insurance plan.

Florida continues to maintain sound and solid fund balances with consistent General Fund operations. In addition, the state has a working Capital Reserve Fund and a Budget Stabilization Fund in excess of $1.8 billion. Our strategy in purchasing Florida issues has been to favor insured general obligation bonds and their equivalents rather than uninsured bonds, as there is no meaningful yield offered in exchange for the additional risk associated with uninsured bonds.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 28, 2005, the Common Shares of MuniHoldings Florida Insured Fund had net annualized yields of 6.64% and 6.68%, based on a period-end per share net asset value of $15.39 and a per share market price of $15.31, respectively, and $.507 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +3.54%, based on a change in per share net asset value from $15.37 to $15.39, and assuming reinvestment of all distributions.


4          MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 28, 2005

The Fund's total return, based on net asset value, lagged the +4.11% average return of the Lipper Florida Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in the State of Florida.) Notably, the Fund's investment parameters require it to invest primarily in insured Florida bonds, whereas other funds in this category have greater ability to invest in uninsured debt obligations. This put the Fund at a disadvantage as spreads between the two continued to narrow during the period, helping uninsured bonds to outperform.

As mortgage-refinancing activity continued strong, we saw an increasing number of prepayment calls on single-family housing bonds in Florida. The Fund experienced some large prepayment calls during the period, and this had a negative impact on total return. In addition, several large-coupon bonds in the portfolio were prerefunded in prior reporting periods, as the issuers took the opportunity to refinance their debt in the low interest rate environment. This transformed several of our longer-dated bonds into intermediate-maturity bonds, a sector that has suffered as the yield curve began to flatten during the period. We continued to hold these bonds to take advantage of their high acquisition yield, as we would not be able to match that yield in the current low interest rate environment.

Importantly, the Fund continued to provide a highly competitive yield relative to other closed-end Florida insured funds. Our long-term commitment to an above-average yield continues to enhance performance.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Shares (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Shares can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We generally continued our strategy of reducing exposure to bonds in the 10-year
- 15-year maturity range, and reinvesting the proceeds in premium-coupon bonds with 25-year - 30-year maturities, whenever they became available. This proved to be a challenge at times, as new issuance of Florida municipal bonds fell 6% during the past six months versus the same period a year ago. In addition, much of the recent new supply was comprised of small issues extending to only 20 years and, therefore, did not offer the characteristics we desired in making new investments for the portfolio. Importantly, we remained fully invested throughout the period in order to augment the portfolio's yield.

For the six-month period ended February 28, 2005, the Fund's Auction Market Preferred Shares (AMPS) had average yields as follows: Series A, 1.27%; Series B, 1.29%; Series C, 1.36%; Series D, 1.30%; and Series E, 1.32%. Continued short-term interest rate increases by the Fed have modestly increased the Fund's borrowing costs throughout the past six months. Although the Fed remains committed to tightening short-term interest rates, the Fund's borrowing costs remain quite low on a historical basis and the leveraging of Preferred Shares has continued to generate a material income benefit to the holders of Common Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Shares. At the end of the period, the Fund's leverage amount, due to AMPS, was 38.55% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

While the yield curve has been exhibiting a flattening trend, we continue to find value in longer-dated securities and, therefore, continue to favor bonds in the 25-year - 30-year maturity range. We expect the U.S. equity and bond markets to remain volatile as investors continue to anticipate and react to economic data and Fed actions. Given the Fed's intention to continue its measured program of rate hikes, we believe a defensive market posture continues to be the prudent course. We will continue to monitor the economic landscape for a backup in interest rates, which would prompt us to take a more aggressive approach.

Robert D. Sneeden
Vice President and Portfolio Manager

March 24, 2005


           MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 28, 2005           5

Schedule of Investments                                           (in Thousands)

                          Face
                          Amount      Municipal Bonds                                                                       Value
===================================================================================================================================
Florida--155.8%
-----------------------------------------------------------------------------------------------------------------------------------
                          $ 6,600     Alachua County, Florida, School Board, COP, 5.25% due 7/01/2029 (b)                 $   7,104
                          ---------------------------------------------------------------------------------------------------------
                            4,195     Beacon Tradeport Community Development District, Florida, Special Assessment
                                      Revenue Refunding Bonds (Commercial Project), Series A, 5.625% due 5/01/2032 (k)        4,544
                          ---------------------------------------------------------------------------------------------------------
                                      Brevard County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT (d)(g):
                            1,520          6.80% due 3/01/2028                                                                1,544
                               70          (Multi-County Program), 6.30% due 3/01/2020                                           75
                          ---------------------------------------------------------------------------------------------------------
                              470     Broward County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.70%
                                      due 2/01/2028 (d)(g)                                                                      476
                          ---------------------------------------------------------------------------------------------------------
                                      Clay County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT (d):
                              880          6.55% due 3/01/2028 (i)                                                              900
                               10          (Multi-County Program), 6.375% due 10/01/2026 (g)                                     10
                          ---------------------------------------------------------------------------------------------------------
                            1,320     Clay County, Florida, School Board, COP (Master Lease Program), 5.75%
                                      due 7/01/2022 (a)                                                                       1,474
                          ---------------------------------------------------------------------------------------------------------
                            5,000     Collier County, Florida, IDA, IDR, Refunding (Southern States Utilities), AMT,
                                      6.50% due 10/01/2025                                                                    5,189
                          ---------------------------------------------------------------------------------------------------------
                            6,385     Dade County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.70%
                                      due 4/01/2028 (d)(g)                                                                    6,520
                          ---------------------------------------------------------------------------------------------------------
                                      Dade County, Florida, Water and Sewer System Revenue Bonds (h):
                           20,575          5.25% due 10/01/2021                                                              21,796
                           21,640          5.25% due 10/01/2026                                                              22,856
                          ---------------------------------------------------------------------------------------------------------
                            5,000     Deltona, Florida Utility System Revenue Bonds, 5.125% due 10/01/2027 (a)                5,290
                          ---------------------------------------------------------------------------------------------------------
                                      Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds
                                      (Multi-County Program), AMT, Series A (a)(i):
                              490          6.30% due 10/01/2020                                                                 491
                            1,825          6.375% due 10/01/2026                                                              1,829
                          ---------------------------------------------------------------------------------------------------------
                           20,225     Escambia County, Florida, Health Facilities Authority, Health Facility Revenue
                                      Bonds (Florida Health Care Facility Loan), 5.95% due 7/01/2020 (b)                     20,481
                          ---------------------------------------------------------------------------------------------------------
                            5,280     Escambia County, Florida, Health Facilities Authority, Revenue Refunding Bonds
                                      (Ascension Health Credit), Series A-1, 5.75% due 11/15/2009 (b)(j)                      5,951
                          ---------------------------------------------------------------------------------------------------------
                            2,425     Florida HFA, Homeowner Mortgage Revenue Refunding Bonds, AMT, Series 2, 5.75%
                                      due 7/01/2014 (a)                                                                       2,539
                          ---------------------------------------------------------------------------------------------------------
                            9,965     Florida HFA, Revenue Refunding Bonds, AMT, RITR, Series 12, 9.49%
                                      due 7/01/2029 (a)(f)                                                                   10,662
                          ---------------------------------------------------------------------------------------------------------
                            1,385     Florida Housing Finance Corporation, Homeowner Mortgage Revenue Refunding Bonds,
                                      AMT, Series 4, 6.25% due 7/01/2022 (c)                                                  1,397
                          ---------------------------------------------------------------------------------------------------------
                            2,055     Florida Housing Finance Corporation, Housing Revenue Bonds (Waverly Apartments),
                                      AMT, Series C-1, 6.30% due 7/01/2030 (c)                                                2,189
                          ---------------------------------------------------------------------------------------------------------
                                      Florida Municipal Loan Council Revenue Bonds, Series B (a):
                            1,285          5.375% due 11/01/2025                                                              1,394
                            4,150          5.375% due 11/01/2030                                                              4,442
                          ---------------------------------------------------------------------------------------------------------
                                      Florida State Board of Education, Capital Outlay, GO, Public Education:
                           12,000          Series B, 5.75% due 6/01/2005 (a)(j)                                              12,231
                            6,600          Series C, 5.75% due 6/01/2023 (h)                                                  7,384
                            1,000          Series C, 5.75% due 6/01/2029 (h)                                                  1,115
                            7,000          Series E, 5.625% due 6/01/2029 (c)                                                 7,710
                          ---------------------------------------------------------------------------------------------------------
                           12,725     Florida State Board of Education, Lottery Revenue Bonds, DRIVERS, Series 222,
                                      11.185% due 7/01/2017 (f)(h)                                                           16,871
                          ---------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings Florida Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family


6          MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 28, 2005

Schedule of Investments (continued)                               (in Thousands)

                          Face
                          Amount      Municipal Bonds                                                                       Value
===================================================================================================================================
Florida (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                          $ 3,750     Florida State Board of Education, Public Education, GO, Refunding, Series D,
                                      5.75% due 6/01/2022 (c)                                                             $   4,229
                          ---------------------------------------------------------------------------------------------------------
                                      Florida State Board of Regents, Housing Revenue Bonds (h):
                            2,200          (University of Central Florida), 5.25% due 10/01/2026                              2,366
                            1,080          (University of Florida), 6% due 7/01/2018                                          1,232
                          ---------------------------------------------------------------------------------------------------------
                            7,165     Florida State Board of Regents, University Systems Improvement Revenue Bonds,
                                      5.25% due 7/01/2022 (a)                                                                 7,558
                          ---------------------------------------------------------------------------------------------------------
                            3,505     Florida State Department of General Services, Division Facilities Management
                                      Revenue Bonds (Florida Facilities Pool), Series A, 6% due 9/01/2025 (b)                 3,971
                          ---------------------------------------------------------------------------------------------------------
                                      Florida State Governmental Utility Authority, Utility Revenue Bonds (b):
                            2,350          (Citrus Utility System), 5.125% due 10/01/2033                                     2,466
                            2,900          (Lehigh Utility System), 5.125% due 10/01/2033                                     3,043
                          ---------------------------------------------------------------------------------------------------------
                           14,325     Florida State Turnpike Authority, Turnpike Revenue Bonds, DRIVERS, Series 218,
                                      10.934% due 7/01/2029 (f)(h)                                                           18,460
                          ---------------------------------------------------------------------------------------------------------
                                      Florida State Turnpike Authority, Turnpike Revenue Bonds (Department of
                                      Transportation), Series A:
                            3,590          5.50% due 7/01/2016 (a)                                                            4,000
                            2,835          5.75% due 7/01/2019                                                                3,179
                          ---------------------------------------------------------------------------------------------------------
                            7,135     Highlands County, Florida, Health Facilities Authority, Hospital Revenue Bonds
                                      (Adventist Health System), Series A, 6% due 11/15/2031                                  7,720
                          ---------------------------------------------------------------------------------------------------------
                            4,500     Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric Company
                                      Project), 6.25% due 12/01/2034 (a)                                                      4,668
                          ---------------------------------------------------------------------------------------------------------
                                      Hillsborough County, Florida, School Board, COP (a):
                           33,400          6% due 7/01/2009 (j)                                                              37,845
                            6,600          5.375% due 7/01/2026                                                               7,039
                          ---------------------------------------------------------------------------------------------------------
                            1,300     Indian River County, Florida, Water and Sewer Revenue Refunding Bonds, Series
                                      A, 5.25% due 9/01/2018 (h)                                                              1,416
                          ---------------------------------------------------------------------------------------------------------
                            1,800     Jacksonville, Florida, Economic Development Commission, Health Care Facilities
                                      Revenue Bonds (Mayo Clinic -- Jacksonville), Series A, 5.50% due 11/15/2036 (a)         1,954
                          ---------------------------------------------------------------------------------------------------------
                            2,415     Jacksonville, Florida, Electric Authority, Electric System Revenue Refunding
                                      Bonds, Series 3-A, 6% due 4/01/2005 (a)(j)                                              2,448
                          ---------------------------------------------------------------------------------------------------------
                            7,305     Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding and Improvement
                                      Bonds, 5.25% due 10/01/2032 (h)                                                         7,758
                          ---------------------------------------------------------------------------------------------------------
                                      Jacksonville, Florida, Port Authority, Airport Revenue Bonds, AMT, Series A (h):
                            1,295          6.10% due 10/01/2018                                                               1,344
                            8,385          6.25% due 10/01/2024                                                               8,708
                          ---------------------------------------------------------------------------------------------------------
                                      Jacksonville, Florida, Port Authority, Seaport Revenue Bonds, AMT (a):
                            1,130          5.625% due 11/01/2010 (j)                                                          1,256
                            1,870          5.625% due 11/01/2026                                                              2,034
                          ---------------------------------------------------------------------------------------------------------
                                      Jacksonville, Florida, Sales Tax Revenue Bonds (b):
                            2,000          5.50% due 10/01/2016                                                               2,237
                            3,800          5.50% due 10/01/2018                                                               4,237
                          ---------------------------------------------------------------------------------------------------------
                            1,500     Jacksonville, Florida, Water and Sewer Revenue Bonds (United Water Florida
                                      Project), AMT, 6.35% due 8/01/2025 (b)                                                  1,551
                          ---------------------------------------------------------------------------------------------------------
                                      Lee County, Florida, Airport Revenue Bonds (c):
                            9,963          RIB, AMT, Series 811-X, 9.82% due 10/01/2029 (f)                                  12,189
                            1,000          Series B, 5.75% due 10/01/2033                                                     1,113
                          ---------------------------------------------------------------------------------------------------------
                            6,865     Lee County, Florida, Capital Revenue Bonds, 5.25% due 10/01/2024 (b)                    7,391
                          ---------------------------------------------------------------------------------------------------------


           MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 28, 2005           7

Schedule of Investments (continued)                               (in Thousands)

                          Face
                          Amount      Municipal Bonds                                                                       Value
===================================================================================================================================
Florida (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                          $   175     Lee County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County Program), AMT,
                                      Series A-1, 7.20% due 3/01/2033 (d)(g)                                              $     177
                          ---------------------------------------------------------------------------------------------------------
                              835     Lee County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series A-2,
                                      6.30% due 3/01/2029 (d)(e)(g)                                                             835
                          ---------------------------------------------------------------------------------------------------------
                                      Leesburg, Florida, Capital Improvement Revenue Bonds (h):
                            1,605          5.25% due 10/01/2027                                                               1,737
                            3,425          5.25% due 10/01/2034                                                               3,676
                          ---------------------------------------------------------------------------------------------------------
                            1,025     Manatee County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds, AMT,
                                      Sub-Series 1, 6.25% due 11/01/2028 (d)                                                  1,031
                          ---------------------------------------------------------------------------------------------------------
                            1,330     Marco Island, Florida, Utility System Revenue Bonds, 5.25% due 10/01/2020 (a)           1,456
                          ---------------------------------------------------------------------------------------------------------
                            5,990     Martin County, Florida, Utilities System Revenue Bonds, 5.125% due 10/01/2033 (b)       6,285
                          ---------------------------------------------------------------------------------------------------------
                            2,000     Miami Beach, Florida, Redevelopment Agency, Tax Increment Revenue Bonds, City
                          ---------------------------------------------------------------------------------------------------------
                                      Center Tax Allocation (Historic Village), AMT, 5.875% due 12/01/2022 (a)                2,044
                          ---------------------------------------------------------------------------------------------------------
                                      Miami Beach, Florida, Stormwater Revenue Bonds (h):
                            1,630          5.75% due 9/01/2016                                                                1,841
                            1,000          5.25% due 9/01/2020                                                                1,088
                            4,400          5.25% due 9/01/2025                                                                4,733
                            1,910          5.375% due 9/01/2030                                                               2,044
                          ---------------------------------------------------------------------------------------------------------
                                      Miami Beach, Florida, Water and Sewer Revenue Bonds (b):
                            2,690          5.625% due 9/01/2018                                                               3,014
                           10,600          5.75% due 9/01/2025                                                               11,867
                          ---------------------------------------------------------------------------------------------------------
                                      Miami-Dade County, Florida, Aviation Revenue Bonds:
                            3,075          AMT, Series A, 5.125% due 10/01/2035 (c)                                           3,162
                            6,000          (Miami International Airport), AMT, Series A, 6% due 10/01/2024 (h)                6,717
                           10,000          (Miami International Airport), AMT, Series A, 6% due 10/01/2029 (h)               11,117
                            4,385          (Miami International Airport), AMT, Series A, 5% due 10/01/2030 (h)                4,496
                           31,700          (Miami International Airport), Series B, 5% due 10/01/2037 (h)                    32,785
                          ---------------------------------------------------------------------------------------------------------
                                      Miami-Dade County, Florida, Educational Facilities Authority Revenue Bonds
                                      (University of Miami), Series A (b):
                            1,000          5.50% due 4/01/2019                                                                1,107
                           19,425          6% due 4/01/2023                                                                  21,970
                            5,000          5.75% due 4/01/2029                                                                5,560
                          ---------------------------------------------------------------------------------------------------------
                            8,995     Miami-Dade County, Florida, Expressway Authority, Toll System Revenue Bonds,
                                      Series B, 5.25% due 7/01/2027 (h)                                                       9,718
                          ---------------------------------------------------------------------------------------------------------
                           12,250     Miami-Dade County, Florida, Expressway Authority, Toll System Revenue Refunding
                                      Bonds, 5.125% due 7/01/2025 (h)                                                        13,043
                          ---------------------------------------------------------------------------------------------------------
                            6,705     Miami-Dade County, Florida, GO (Parks Program), 6% due 11/01/2024 (h)                   7,575
                          ---------------------------------------------------------------------------------------------------------
                            2,185     Miami-Dade County, Florida, HFA, M/F Mortgage Revenue Bonds (Marbrisa Apartments
                                      Project), AMT, Series 2A, 6% due 8/01/2026 (c)                                          2,332
                          ---------------------------------------------------------------------------------------------------------
                                      Miami-Dade County, Florida, IDA, IDR (b):
                            5,100          (Airis Miami II LLC Project), AMT, 6% due 10/15/2019                               5,655
                            3,280          (BAC Funding Corporation Project), Series A, 5.25% due 10/01/2020                  3,584
                          ---------------------------------------------------------------------------------------------------------
                                      Miami-Dade County, Florida, Solid Waste System Revenue Bonds (c):
                            2,945          5.50% due 10/01/2015                                                               3,293
                            3,105          5.50% due 10/01/2016                                                               3,470
                          ---------------------------------------------------------------------------------------------------------
                                      Nassau County, Florida, Public Improvement Revenue Refunding Bonds (a):
                            1,035          5.75% due 5/01/2016                                                                1,168
                            1,095          5.75% due 5/01/2017                                                                1,234
                            1,155          5.75% due 5/01/2018                                                                1,300
                            1,225          5.75% due 5/01/2019                                                                1,378
                          ---------------------------------------------------------------------------------------------------------
                            5,175     Nassau County, Florida, Water and Sewer System Revenue Bonds, 5.125%
                                      due 9/01/2033 (a)                                                                       5,428
                          ---------------------------------------------------------------------------------------------------------
                               25     Orange County, Florida, HFA, Homeowner Revenue Refunding Bonds, AMT, Series B-1,
                                      6.20% due 9/01/2029 (d)(g)                                                                 26
                          ---------------------------------------------------------------------------------------------------------
                            2,375     Orange County, Florida, HFA, M/F Housing Revenue Bonds, Series A, 6.40%
                                      due 1/01/2031 (a)                                                                       2,473
                          ---------------------------------------------------------------------------------------------------------


8          MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 28, 2005

Schedule of Investments (continued)                               (in Thousands)

                          Face
                          Amount      Municipal Bonds                                                                       Value
===================================================================================================================================
Florida (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                          $ 1,975     Orange County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.85%
                                      due 10/01/2027 (d)(g)                                                               $   2,017
                          ---------------------------------------------------------------------------------------------------------
                                      Orange County, Florida, Health Facilities Authority, Hospital Revenue Bonds:
                            2,900          (Adventist Health System), 6.25% due 11/15/2024                                    3,206
                            9,220          (Orlando Regional Healthcare), 6% due 12/01/2029                                  10,010
                            5,000          (Orlando Regional Healthcare), Series A, 6.25% due 10/01/2018 (a)                  6,082
                          ---------------------------------------------------------------------------------------------------------
                            1,300     Orange County, Florida, School Board, COP, 5.50% due 8/01/2025 (b)                      1,409
                          ---------------------------------------------------------------------------------------------------------
                                      Orange County, Florida, Tourist Development Tax Revenue Bonds (b):
                            5,710          5.375% due 10/01/2018                                                              6,226
                           31,745          5.75% due 10/01/2025                                                              34,891
                            2,000          5.50% due 10/01/2031                                                               2,155
                           27,075          5.50% due 10/01/2032                                                              29,344
                          ---------------------------------------------------------------------------------------------------------
                                      Orlando and Orange County, Florida, Expressway Authority Revenue Bonds, Series B
                                      (b):
                            3,250          5% due 7/01/2030                                                                   3,378
                           28,700          5% due 7/01/2035                                                                  29,727
                          ---------------------------------------------------------------------------------------------------------
                                      Osceola County, Florida, Infrastructure Sales Surplus Tax Revenue Bonds (b):
                            3,155          5.375% due 10/01/2018                                                              3,495
                            7,680          5.25% due 10/01/2025                                                               8,307
                          ---------------------------------------------------------------------------------------------------------
                                      Osceola County, Florida, Sales Tax Revenue Bonds (h):
                            2,065          5.625% due 6/01/2016                                                               2,327
                            1,605          5.625% due 6/01/2017                                                               1,806
                            1,075          5.625% due 6/01/2018                                                               1,207
                          ---------------------------------------------------------------------------------------------------------
                            4,240     Osceola County, Florida, School Board, COP, Series A, 5.25% due 6/01/2027 (b)           4,547
                          ---------------------------------------------------------------------------------------------------------
                            5,560     Osceola County, Florida, Tourist Development Tax Revenue Bonds, Series A, 5.50%
                                      due 10/01/2027 (h)                                                                      6,093
                          ---------------------------------------------------------------------------------------------------------
                                      Palm Beach County, Florida, GO (Liquid Acquisition Program), Series B (a):
                            4,605          5.75% due 8/01/2016                                                                5,140
                            5,330          5.75% due 8/01/2018                                                                5,935
                          ---------------------------------------------------------------------------------------------------------
                            5,500     Palm Beach County, Florida, Public Improvement Revenue Bonds (Convention Center
                                      Project) 5.625% due 11/01/2011 (h)(j)                                                   6,254
                          ---------------------------------------------------------------------------------------------------------
                            6,115     Palm Beach County, Florida, School Board COP, Refunding, Series B, 5.375%
                                      due 8/01/2017 (b)                                                                       6,755
                          ---------------------------------------------------------------------------------------------------------
                                      Palm Beach County, Florida, School Board COP, Series A (j):
                            5,070          6% due 8/01/2010 (h)                                                               5,839
                           13,205          6.25% due 8/01/2010 (h)                                                           15,372
                            4,235          5.50% due 8/01/2011 (b)                                                            4,720
                          ---------------------------------------------------------------------------------------------------------
                            2,070     Pembroke Pines, Florida, Public Improvement Revenue Bonds, Series A, 5%
                                      due 10/01/2034 (b)                                                                      2,156
                          ---------------------------------------------------------------------------------------------------------
                            1,425     Pinellas County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County Program),
                                      AMT, Series A, 6.70% due 2/01/2028 (d)(g)                                               1,454
                          ---------------------------------------------------------------------------------------------------------
                            9,885     Polk County, Florida, School Board, COP, Master Lease, Series A, 5.50%
                                      due 1/01/2025 (c)                                                                      10,848
                          ---------------------------------------------------------------------------------------------------------
                            9,645     Pompano Beach, Florida, Water and Sewer Revenue Bonds, 6% due 7/01/2020 (h)            10,415
                          ---------------------------------------------------------------------------------------------------------
                                      Port St. Lucie, Florida, Utility Revenue Bonds (a):
                            1,280          5.25% due 9/01/2026                                                                1,388
                            1,345          5.25% due 9/01/2027                                                                1,455
                          ---------------------------------------------------------------------------------------------------------
                                      Saint Johns County, Florida, IDA, IDR, Refunding (Professional Golf Project) (a):
                            1,275          5.50% due 9/01/2015                                                                1,432
                            1,345          5.50% due 9/01/2016                                                                1,501
                            1,420          5.50% due 9/01/2017                                                                1,581
                            1,500          5.50% due 9/01/2018                                                                1,667
                          ---------------------------------------------------------------------------------------------------------
                                      Saint Johns County, Florida, Sales Tax Revenue Bonds, GO (b):
                            1,375          Series A, 5.25% due 10/01/2028                                                     1,485
                            1,355          Series A, 5.25% due 10/01/2031                                                     1,455
                            2,000          Series A, 5.25% due 10/01/2034                                                     2,146
                            1,430          Series B, 5.25% due 10/01/2027                                                     1,548
                              840          Series B, 5.25% due 10/01/2032                                                       902
                          ---------------------------------------------------------------------------------------------------------
                            3,500     Saint Johns County, Florida, Transportation Improvement Revenue Bonds, 5.125%
                                      due 10/01/2032 (b)                                                                      3,673
                          ---------------------------------------------------------------------------------------------------------


           MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 28, 2005           9

Schedule of Investments (continued)                               (in Thousands)

                          Face
                          Amount      Municipal Bonds                                                                       Value
===================================================================================================================================
Florida (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
                          $ 4,055     Saint Lucie County, Florida, School Board, COP, 6.25% due 7/01/2010 (c)(j)          $   4,714
                          ---------------------------------------------------------------------------------------------------------
                                      Saint Lucie County, Florida, School Board, COP, Refunding (c):
                            1,420          Series A, 5.50% due 7/01/2017                                                      1,578
                            1,495          Series A, 5.50% due 7/01/2018                                                      1,658
                            1,105          Series C, 5.50% due 7/01/2017                                                      1,228
                            1,170          Series C, 5.50% due 7/01/2018                                                      1,298
                          ---------------------------------------------------------------------------------------------------------
                                      Saint Lucie, Florida, West Services District, Utility Revenue Bonds (a):
                            1,720          5.25% due 10/01/2034                                                               1,856
                            4,750          5% due 10/01/2038                                                                  4,948
                          ---------------------------------------------------------------------------------------------------------
                            3,250     Saint Lucie, Florida, West Services District, Utility Revenue Refunding Bonds,
                                      Senior Lien, 6% due 10/01/2022 (a)                                                      3,738
                          ---------------------------------------------------------------------------------------------------------
                            1,750     South Lake County, Florida, Hospital District Revenue Bonds (South Lake Hospital
                                      Inc.), 5.80% due 10/01/2034                                                             1,815
                          ---------------------------------------------------------------------------------------------------------
                                      Sunrise, Florida, Utility System Revenue Refunding Bonds (b):
                            8,000          5.50% due 10/01/2018                                                               9,166
                            2,250          5.20% due 10/01/2022                                                               2,514
                          ---------------------------------------------------------------------------------------------------------
                            2,430     Sunrise Lakes, Florida, Phase 4 Recreation District, Refunding Bonds, GO, 5.25%
                                      due 8/01/2024 (b)                                                                       2,567
                          ---------------------------------------------------------------------------------------------------------
                                      Tallahassee, Florida, Lease Revenue Bonds (Florida State University Project),
                                      Series A (a):
                            2,800          5.25% due 8/01/2023                                                                2,995
                            1,000          5.375% due 8/01/2026                                                               1,082
                          ---------------------------------------------------------------------------------------------------------
                           30,335     Tampa Bay, Florida, Water Utility System Revenue Bonds, 6% due 10/01/2011 (h)(j)       35,131
                          ---------------------------------------------------------------------------------------------------------
                           14,750     Tampa, Florida, Sports Authority Revenue Bonds (Local Option Sales Tax--Stadium
                                      Project), 5.25% due 1/01/2027 (a)                                                      15,387
                          ---------------------------------------------------------------------------------------------------------
                            3,835     Taylor County, Florida, Sales Tax Revenue Bonds, 6% due 10/01/2025 (h)                  4,320
                          ---------------------------------------------------------------------------------------------------------
                            8,935     University of Central Florida (UCF) Athletics Association Inc., COP, Series A,
                                      5.25% due 10/01/2034 (h)                                                                9,553
                          ---------------------------------------------------------------------------------------------------------
                                      Village Center Community Development District, Florida, Recreational Revenue
                                      Bonds, Series A (a):
                           10,775          5.375% due 11/01/2034                                                             11,728
                            1,750          5.125% due 11/01/2036                                                              1,842
                          ---------------------------------------------------------------------------------------------------------
                            3,000     Village Center Community Development District, Florida, Utility Revenue Bonds,
                                      5.25% due 10/01/2023 (a)                                                                3,253
                          ---------------------------------------------------------------------------------------------------------

===================================================================================================================================
Puerto Rico--2.8%
-----------------------------------------------------------------------------------------------------------------------------------
                            3,000     Puerto Rico Commonwealth, GO, Public Improvement, 6% due 7/01/2005                      3,068
                          ---------------------------------------------------------------------------------------------------------
                           10,125     Puerto Rico Commonwealth Highway and Transportation Authority, Transportation
                                      Revenue Bonds, Series B, 6% due 7/01/2005 (j)                                          10,359
                          ---------------------------------------------------------------------------------------------------------
                            2,725     Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control
                                      Facilities Revenue Bonds (University Plaza Project), Series A, 5.625%
                                      due 7/01/2019 (a)                                                                       3,046
                          ---------------------------------------------------------------------------------------------------------
                                      Total Municipal Bonds (Cost--$857,678)--158.6%                                        918,487
                          =========================================================================================================


10         MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 28, 2005

Schedule of Investments (concluded)                               (in Thousands)

                          Shares
                          Held        Short-Term Securities                                                                  Value
                          =========================================================================================================
                            5,635     Merrill Lynch Institutional Tax-Exempt Fund (l)                                     $   5,635
                          ---------------------------------------------------------------------------------------------------------
                                      Total Short-Term Securities (Cost--$5,635)--1.0%                                        5,635
                          =========================================================================================================
                          Total Investments (Cost--$863,313*) --159.6%                                                      924,122

                          Other Assets Less Liabilities--3.1%                                                                18,164

                          Preferred Shares, at Redemption Value--(62.7%)                                                   (363,300)
                                                                                                                          ---------
                          Net Assets Applicable to Common Shares--100.0%                                                  $ 578,986
                                                                                                                          =========

* The cost and unrealized appreciation (depreciation) of investments as of February 28, 2005, as computed for federal income tax purposes, were as follows:

                                                                 (in Thousands)
      -------------------------------------------------------------------------
      Aggregate cost ................................................  $863,958
                                                                       ========
      Gross unrealized appreciation .................................  $ 61,199
      Gross unrealized depreciation .................................    (1,035)
                                                                       --------
      Net unrealized appreciation ...................................  $ 60,164
                                                                       ========

(a)   MBIA Insured.
(b)   AMBAC Insured.
(c)   FSA Insured.
(d)   GNMA Collateralized.
(e)   FHLMC Collateralized.
(f) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(g)   FNMA Collateralized.
(h)   FGIC Insured.
(i)   FHA Insured.
(j)   Prerefunded.
(k)   Radian Insured.
(l) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                              Net       Dividend
      Affiliate                                            Activity      Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund           (4,700)          $90
      --------------------------------------------------------------------------

      Forward interest rate swaps outstanding as of February 28, 2005 were as follows:

                                                                 (in Thousands)
      -------------------------------------------------------------------------
                                                        Notional    Unrealized
                                                         Amount    Appreciation
      -------------------------------------------------------------------------
      Receive a variable rate equal to 7-Day
       Bond Market Association Municipal
       Swap Index Rate and pay a fixed
       rate equal to 3.568%

       Broker, JPMorgan Chase Bank
       Expires April 2015                                $65,000         $  706

      Receive a variable rate equal to 7-Day
       Bond Market Association Municipal
       Swap Index Rate and pay a fixed
       rate equal to 3.567%

       Broker, JPMorgan Chase Bank
       Expires May 2015                                  $74,400            898
      -------------------------------------------------------------------------
      Total                                                              $1,604
                                                                         ======

      See Notes to Financial Statements.


           MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 28, 2005          11

Statement of Net Assets

As of February 28, 2005
===================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$857,677,982) ........................                      $ 918,486,460
                       Investments in affiliated securities, at value
                        (identified cost--$5,635,265) ..........................                          5,635,265
                       Unrealized appreciation on forward interest rate swaps ..                          1,604,104
                       Cash ....................................................                             20,341
                       Receivables:
                          Interest .............................................    $  15,098,084
                          Securities sold ......................................        1,965,000
                          Dividends from affiliates ............................              264        17,063,348
                                                                                    -------------
                       Prepaid expenses ........................................                             12,561
                                                                                                      -------------
                       Total assets ............................................                        942,822,079
                                                                                                      -------------
===================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Investment adviser ...................................          297,483
                          Dividends to Common Shareholders .....................          128,272
                          Other affiliates .....................................            8,252           434,007
                                                                                    -------------
                       Accrued expenses ........................................                            102,578
                                                                                                      -------------
                       Total liabilities .......................................                            536,585
                                                                                                      -------------
===================================================================================================================
Preferred Shares
-------------------------------------------------------------------------------------------------------------------
                       Preferred Shares, at redemption value, par value $.10
                        per share (2,095 Series A Shares, 3,495 Series B Shares,
                        3,440 Series CShares, 2,160 Series D Shares and 3,340
                        Series E Shares of AMPS* authorized, issued and
                        outstanding at $25,000 per share liquidation preference)                        363,299,816
                                                                                                      -------------
===================================================================================================================
Net Assets Applicable to Common Shares
-------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Shares ..................                      $ 578,985,678
                                                                                                      =============
===================================================================================================================
Analysis of Net Assets Applicable to Common Shares
-------------------------------------------------------------------------------------------------------------------
                       Common Shares, par value $.10 per share (37,628,592
                        shares issued and outstanding) .........................                      $   3,762,859
                       Paid-in capital in excess of par ........................                        570,474,526
                       Undistributed investment income--net ....................    $   9,062,347
                       Accumulated realized capital losses--net ................      (66,726,636)
                       Unrealized appreciation--net ............................       62,412,582
                                                                                    -------------
                       Total accumulated earnings--net .........................                          4,748,293
                                                                                                      -------------
                       Total--Equivalent to $15.39 net asset value of Common
                        Shares (market price--$15.31) ..........................                      $ 578,985,678
                                                                                                      =============

*     Auction Market Preferred Shares.

      See Notes to Financial Statements.


12         MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 28, 2005

Statement of Operations

For the Six Months Ended February 28, 2005
===================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------
                       Interest ................................................                      $  23,661,473
                       Dividends from affiliates ...............................                             89,735
                                                                                                      -------------
                       Total income ............................................                         23,751,208
                                                                                                      -------------
===================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ................................    $   2,573,275
                       Commission fees .........................................          466,338
                       Accounting services .....................................          135,788
                       Transfer agent fees .....................................           49,599
                       Professional fees .......................................           29,418
                       Printing and shareholder reports ........................           25,300
                       Custodian fees ..........................................           22,788
                       Trustees' fees and expenses .............................           16,876
                       Listing fees ............................................           14,673
                       Pricing fees ............................................           14,565
                       Other ...................................................            6,350
                                                                                    -------------
                       Total expenses before waiver and reimbursement ..........        3,354,970
                       Waiver and reimbursement of expenses ....................         (174,436)
                                                                                    -------------
                       Total expenses after waiver and reimbursement ...........                          3,180,534
                                                                                                      -------------
                       Investment income--net ..................................                         20,570,674
                                                                                                      -------------
===================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net .....................................        1,556,585
                          Forward interest rate swaps--net .....................       (4,990,417)       (3,433,832)
                                                                                    -------------
                       Change in unrealized appreciation (depreciation) on:
                          Investments--net .....................................          676,933
                          Forward interest rate swaps--net .....................        4,219,390         4,896,323
                                                                                    -------------------------------
                       Total realized and unrealized gain--net .................                          1,462,491
                                                                                                      -------------
===================================================================================================================
Dividends to Preferred Shareholders
-------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..................................                         (2,365,936)
                                                                                                      -------------
                       Net Increase in Net Assets Resulting from Operations ....                      $  19,667,229
                                                                                                      =============

      See Notes to Financial Statements.


           MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 28, 2005          13

Statements of Changes in Net Assets

                                                                                      For the Six        For the
                                                                                     Months Ended       Year Ended
                                                                                     February 28,       August 31,
Increase (Decrease) in Net Assets:                                                       2005              2004
===================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..................................    $  20,570,674     $  41,889,397
                       Realized loss--net ......................................       (3,433,832)       (7,608,498)
                       Change in unrealized appreciation (depreciation)--net ...        4,896,323        19,399,334
                       Dividends to Preferred Shareholders .....................       (2,365,936)       (3,460,330)
                                                                                    -------------------------------
                       Net increase in net assets resulting from operations ....       19,667,229        50,219,903
                                                                                    -------------------------------
===================================================================================================================
Dividends to Common Shareholders
-------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..................................      (19,190,582)      (37,703,849)
                                                                                    -------------------------------
                       Net decrease in net assets resulting from dividends to
                        Common Shareholders ....................................      (19,190,582)      (37,703,849)
                                                                                    -------------------------------
===================================================================================================================
Net Assets Applicable to Common Shares
-------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets applicable to Common Shares           476,647        12,516,054
                       Beginning of period .....................................      578,509,031       565,992,977
                                                                                    -------------------------------
                       End of period* ..........................................    $ 578,985,678     $ 578,509,031
                                                                                    ===============================
                          * Undistributed investment income--net ...............    $   9,062,347     $  10,048,191
                                                                                    ===============================

      See Notes to Financial Statements.


14         MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 28, 2005

Financial Highlights

                                                                    For the Six                  For the Year Ended
                                                                   Months Ended                       August 31,
The following per share data and ratios have been derived          February 28,    ------------------------------------------------
from information provided in the financial statements.                 2005          2004         2003         2002          2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
             Net asset value, beginning of period ...............    $  15.37      $  15.04     $  15.41     $  15.29      $  13.85
                                                                     --------------------------------------------------------------
             Investment income--net .............................         .55+         1.11+        1.15+        1.14          1.02
             Realized and unrealized gain (loss)--net ...........         .04           .31         (.46)         .06          1.42
             Dividends and distributions to Preferred
              Shareholders:
                Investment income--net ..........................        (.06)         (.09)        (.10)        (.13)         (.22)
                Realized gain--net ..............................          --            --           --           --@           --
             Capital write-off (charge) resulting from
              issuance of Preferred Shares ......................          --            --           --           --            --@
                                                                     --------------------------------------------------------------
             Total from investment operations ...................         .53          1.33          .59         1.07          2.22
                                                                     --------------------------------------------------------------
             Less dividends and distributions to Common
              Shareholders:
                Investment income--net ..........................        (.51)        (1.00)        (.96)        (.95)         (.78)
                Realized gain--net ..............................          --            --           --           --@           --
                                                                     --------------------------------------------------------------
             Total dividends and distributions to Common
              Shareholders ......................................        (.51)        (1.00)        (.96)        (.95)         (.78)
                                                                     --------------------------------------------------------------
             Net asset value, end of period .....................    $  15.39      $  15.37     $  15.04     $  15.41      $  15.29
                                                                     ==============================================================
             Market price per share, end of period ..............    $  15.31      $  14.84     $  14.08     $  14.66      $  14.04
                                                                     ==============================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
             Based on net asset value per share .................        3.54%++       9.43%        4.17%        7.75%        17.47%
                                                                     ==============================================================
             Based on market price per share ....................        6.68%++      12.86%        2.51%       11.63%        27.82%
                                                                     ==============================================================
===================================================================================================================================
Ratios Based on Average Net Assets of Common Shares
-----------------------------------------------------------------------------------------------------------------------------------
             Total expenses, net of waiver and
              reimbursement and excluding  reorganization
              expenses** ........................................        1.11%@@       1.10%        1.10%        1.13%         1.14%
                                                                     ==============================================================
             Total expenses, excluding reorganization expenses**         1.17%@@       1.17%        1.17%        1.20%         1.23%
                                                                     ==============================================================
             Total expenses** ...................................        1.17%@@       1.17%        1.17%        1.21%         1.26%
                                                                     ==============================================================
             Total investment income--net** .....................        7.15%@@       7.23%        7.40%        7.71%         7.88%
                                                                     ==============================================================
             Amount of dividends to Preferred Shareholders ......         .82%@@        .60%         .65%         .96%         2.31%
                                                                     ==============================================================
             Investment income--net, to Common Shareholders .....        6.33%@@       6.63%        6.75%        6.75%         5.57%
                                                                     ==============================================================


           MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 28, 2005          15

Financial Highlights (concluded)

                                                                    For the Six                  For the Year Ended
                                                                   Months Ended                       August 31,
The following per share data and ratios have been derived          February 28,    ------------------------------------------------
from information provided in the financial statements.                 2005          2004         2003         2002          2001
===================================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Shares**
-----------------------------------------------------------------------------------------------------------------------------------
             Total expenses, net of waiver and reimbursement and
              excluding reorganization expenses .................         .68%@@        .67%         .68%         .69%          .68%
                                                                     ==============================================================
             Total expenses, excluding reorganization expenses ..         .72%@@        .72%         .72%         .73%          .74%
                                                                     ==============================================================
             Total expenses .....................................         .72%@@        .72%         .72%         .73%          .75%
                                                                     ==============================================================
             Total investment income--net .......................        4.40%@@       4.44%        4.57%        4.68%         4.71%
                                                                     ==============================================================
===================================================================================================================================
Ratios Based on Average Net Assets of Preferred Shares
-----------------------------------------------------------------------------------------------------------------------------------
             Dividends to Preferred Shareholders ................        1.31%@@        .95%        1.06%        1.49%         3.43%
                                                                     ==============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
             Net assets applicable to Common Shares, end of
              period (in thousands) .............................    $578,986      $578,509     $565,993     $580,003      $575,251
                                                                     ==============================================================
             Preferred Shares outstanding, end of period
              (in thousands) ....................................    $363,250      $363,250     $363,250     $363,250      $363,250
                                                                     ==============================================================
             Portfolio turnover .................................        7.24%        21.20%       27.40%       13.89%        47.50%
                                                                     ==============================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
             Asset coverage per $1,000 ..........................    $  2,594      $  2,593     $  2,558     $  2,597      $  2,584
                                                                     ==============================================================
===================================================================================================================================
Dividends Per Share on Preferred Shares Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
             Series A--Investment income--net ...................    $    158      $    233     $    252     $    362      $    885
                                                                     ==============================================================
             Series B--Investment income--net ...................    $    160      $    237     $    267     $    375      $    754
                                                                     ==============================================================
             Series C--Investment income--net ...................    $    168      $    237     $    252     $    369      $    889
                                                                     ==============================================================
             Series D--Investment income--net ...................    $    161      $    243     $    273     $    368      $    855
                                                                     ==============================================================
             Series E--Investment income--net ...................    $    164      $    241     $    276     $    381      $    850
                                                                     ==============================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Shareholders.
+     Based on average shares outstanding.
++    Aggregate total investment return.
@     Amount is less than $(.01) per share.
@@    Annualized.

      See Notes to Financial Statements.


16         MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 28, 2005

Notes to Financial Statements

1. Significant Accounting Policies:

MuniHoldings Florida Insured Fund, (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a daily basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFL. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


           MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 28, 2005          17

Notes to Financial Statements (concluded)

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the six months ended February 28, 2005, FAM earned fees of $2,573,275, of which $161,933 was waived. For the six months ended February 28, 2005, FAM reimbursed the Fund in the amount of $12,503.

For the six months ended February 28, 2005, the Fund reimbursed FAM $9,916 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2005 were $66,533,551 and $66,184,628, respectively.

4. Share Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of holders of Common Shares.

Preferred Shares

Auction Market Preferred Shares are redeemable Preferred Shares of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at February 28, 2005 were as follows: Series A, 1.84%; Series B, 1.84%; Series C, 1.90%; Series D, 1.899%; and Series E, 1.80%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended February 28, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $223,053 as commissions.

5. Capital Loss Carryforward:

On August 31, 2004, the Fund had a net capital loss carryforward of $53,580,322, of which $25,345,146 expires in 2007, $9,834,324 expires in 2008, $16,563,861 expires in 2009 and $1,836,991 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Shares in the amount of $.083000 per share on March 30, 2005 to shareholders of record on March 15, 2005.


18         MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 28, 2005

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

Portfolio Information as of February 28, 2005

                                                                      Percent of
Quality Ratings by                                                      Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
AAA/Aaa ...............................................                 94.1%
AA/Aa .................................................                  0.8
A/A ...................................................                  3.9
BBB/Baa ...............................................                  0.6
Other* ................................................                  0.6
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


           MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 28, 2005          19

Proxy Results

During the six-month period ended February 28, 2005, MuniHoldings Florida Insured Fund's Common Shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 27, 2005. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------------
                                                                                 Shares Voted        Shares Withheld
                                                                                      For              From Voting
--------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Trustees:              Robert C. Doll, Jr.                 36,568,516             364,976
                                              Cynthia A. Montgomery               36,571,238             362,254
                                              Jean Margo Reid                     36,554,739             378,753
                                              Roscoe S. Suddarth                  36,536,346             397,146
                                              Edward D. Zinbarg                   36,517,980             415,512
--------------------------------------------------------------------------------------------------------------------

During the six-month period ended February 28, 2005, MuniHoldings Florida Insured Fund's Preferred Shareholders (Series A-E) voted on the following proposal. The proposal was approved at a shareholders' meeting on January 27, 2005. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------------
                                                                                 Shares Voted        Shares Withheld
                                                                                      For              From Voting
--------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Trustees:     Robert C. Doll, Jr.                    14,490                 20
                                              Ronald W. Forbes                       14,490                 20
                                              Cynthia A. Montgomery                  14,490                 20
                                              Jean Margo Reid                        14,490                 20
                                              Roscoe S. Suddarth                     14,489                 21
                                              Richard R. West                        14,490                 20
                                              Edward D. Zinbarg                      14,490                 20
--------------------------------------------------------------------------------------------------------------------


20         MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 28, 2005

Officers and Trustees

Robert C. Doll, Jr., President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Jean Margo Reid, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Shares:

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Shares:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MFL

--------------------------------------------------------------------------------
Effective January 1, 2005, Terry K. Glenn, President and Trustee and Kevin A. Ryan, Trustee of MuniHoldings Florida Insured Fund retired. The Fund's Board of Trustees wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Trustee of the Fund.
--------------------------------------------------------------------------------


           MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 28, 2005          21

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


22         MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 28, 2005

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


           MUNIHOLDINGS FLORIDA INSURED FUND       FEBRUARY 28, 2005          23

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

MuniHoldings Florida Insured Fund seeks to provide shareholders with current income exempt from federal income tax. The Fund also seeks to offer shareholders the opportunity to own shares, the value of which is exempt from Florida intangible personal property tax. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property tax.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Florida Insured Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniHoldings Florida Insured Fund
Box 9011
Princeton, NJ 08543-9011

                                                                 #HOLDFL -- 2/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniHoldings Florida Insured Fund


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniHoldings Florida Insured Fund

Date: April 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniHoldings Florida Insured Fund

Date: April 22, 2005


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniHoldings Florida Insured Fund

Date: April 22, 2005